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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2003

Huntsman International Holdings LLC
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-88057 (Commission File Number)	87-0630359 (IRS Employer Identification No.)

500 Huntsman Way Salt Lake City, Utah (Address of principal executive offices)	84108 (Zip Code)

Registrant's telephone number, including area code: (801) 584-5700

Not applicable
(Former name or former address, if changed since last report)

Item 12. Results of Operations and Financial Condition.

        On November 10, 2003, Huntsman International Holdings LLC together with certain affiliated companies issued a press release announcing their results for the three months ended September 30, 2003. The press release is furnished herewith as Exhibit 99.1.

        Huntsman International Holdings LLC will hold a conference call on Monday, November 10, 2003 at 12:00 noon EST.

Call-in number for U.S. participants:	(888) 423-3268
Call in number for international participants:	(651) 291-0900

The conference call will be replayed beginning Monday, November 10, 2003 at 8:00 p.m. EST and ending Saturday, November 15, 2003 at 2:00 a.m. EST.

Call-in numbers for the replay:	Within the U.S.:	(800) 475-6701
	International:	(320) 365-3844
Access code for replay:		703884

        Information with respect to the conference call, together with a copy of the press release furnished herewith as Exhibit 99.1, is available at www.huntsman.com under "News & Information."

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTSMAN INTERNATIONAL HOLDINGS LLC
/s/ J. KIMO ESPLIN J. KIMO ESPLIN Executive Vice President and Chief Financial Officer

Dated: November 10, 2003

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press release dated November 10, 2003

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  Item 12. Results of Operations and Financial Condition.
SIGNATURES
INDEX TO EXHIBITS